UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 24, 2013 (July 19, 2013)

Date of Report

(Date of earliest event reported)

SYNOVUS FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2013, Synovus Financial Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (collectively the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company an aggregate of 59,870,550 shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”).

The shares of Common Stock were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-190011) (as may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the offer and sale of the Common Stock are described in the Company’s final prospectus supplement, as filed with the Commission on July 19, 2013 pursuant to Rule 424(b)(5) of the Securities Act, which supplements the Company’s prospectus, as filed with the Commission on July 18, 2013 and contained in the Registration Statement.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and is incorporated into this Item 1.01 by this reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated July 19, 2013 by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement.

5.1	Opinion of Alana L. Griffin, Deputy General Counsel of the Company, regarding validity of the shares.

23.1	Consent of Alana L. Griffin (included in Exhibit 5.1 hereof).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: July 24, 2013	By:	/s/ Samuel F. Hatcher
	Name:	Samuel F. Hatcher
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated July 19, 2013 by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement.

5.1	Opinion of Alana L. Griffin, Deputy General Counsel of the Company, regarding validity of the shares.

23.1	Consent of Alana L. Griffin (included in Exhibit 5.1 hereof).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).